September 26, 2001

                          SUPPLEMENT TO THE MAY 1, 2001
                      PROSPECTUS FOR PIONEER BALANCED FUND

Effective October 1, 2001, the following replaces the section entitled "Dividends and capital gains".

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income quarterly during March, June, September and December. The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

                                                                 10865-00-0901
                                           (C) Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds

                                                             September 26, 2001

                          SUPPLEMENT TO THE MAY 1, 2001
                       STATEMENT OF ADDITIONAL INFORMATION
                            FOR PIONEER BALANCED FUND

Effective October 1, 2001, the following replaces the second paragraph of the section entitled "Tax Status". Please refer to the SAI for the full text of the supplemented section.

The fund generally pays any distributions of net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in March, June, September and December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.